UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2005

BellaVista Funding Corporation

as Depositor under a

Pooling and Servicing Agreement

dated as of January 1, 2005

providing for the creation of

BELLAVISTA MORTGAGE TRUST 2005-1

(Exact name of registrant as specified in its charter)

Delaware	333-117593-04	20-1372869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 OCEAN AVENUE, SUITE 240

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (310) 255-4443

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements

    Not applicable

(b) Pro Forma Financial Information

    Not applicable

(c) Exhibits:

99.1 Pooling and Servicing Agreement, dated as of January 1, 2005, among BellaVista Funding Corporation, Countrywide Home Loans Servicing LP, and The Bank of New York in connection with the BellaVista Mortgage Pass-Through Certificates, Series 2005-1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BellaVista Funding Corporation

By:	/s/ Russell Thompson
Russell Thompson Chief Financial Officer (Authorized Officer)

Date: February 11, 2005

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EXHIBIT INDEX

Exhibit 99.1 Pooling and Servicing Agreement, dated as of January 1, 2005, among BellaVista Funding Corporation, Countrywide Home Loans Servicing LP, and The Bank of New York in connection with the BellaVista Mortgage Pass-Through Certificates, Series 2005-1.

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